S ECU RE LOG IST ICS. WORLDW ID E. Investor Day MA RCH 2 , 2017 Exhibit 99.2

Agenda 8:30 ED CUNNINGHAM Vice President, Investor Relations & Corporate Communications Introduction 8:35 DOUG PERTZ President and Chief Executive Officer Company Overview Strategy U.S. Operations 9:15 AMIT ZUKERMAN Executive Vice President, President Global Operations and Brink's Global Services Brink’s Global Services South America Rest of World France 9:40 MIKE BEECH Executive Vice President, President Brazil, Mexico and Security Mexico Brazil 10:00 Q&A 10:30 BREAK 10:45 ROHAN PAL Senior Vice President, Chief Information Officer and Chief Digital Officer Technology 11:15 RON DOMANICO Executive Vice President, Chief Financial Officer and Treasurer Financial Review 11:40 DOUG PERTZ President and Chief Executive Officer Conclusion, Q&A 12:15 LUNCH 2

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2017 and 2019 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share, adjusted EBITDA, interest expense, tax rate, corporate expenses and capital expenditures; 2019 revenue and operating profit outlook for the company’s segments and key markets, including the U.S. and Mexico; 2017 non-GAAP outlook, including depreciation and amortization and debt; drivers of projected results; potential impact of acquisitions on outlook; expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA and Black Lung liabilities; and expected technology improvement and spend. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability in key markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenues and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify, evaluate and execute acquisitions and other strategic opportunities (including those in the home security industry); the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee, environmental and other liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. 3

Safe Harbor Statement and Non-GAAP Results This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in these materials. Today’s presentation is focused primarily on non-GAAP results. Unless otherwise noted, the consolidated financial measures included in these materials are non-GAAP financial measures. Detailed reconciliations of non-GAAP to GAAP results are included in the fourth quarter 2016 earnings release in the Quarterly Results section of the Brink’s website: www.brinks.com. We have not provided reconciliations for the Company’s projected 2019 Non-GAAP revenue, Non-GAAP operating profit and adjusted EBITDA (forward-looking non-GAAP financial measures), to the most directly comparable GAAP financial measures because the Company is unable to provide such reconciliations without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of Venezuela operations and because related foreign exchange rates during 2019 could be significant to our full-year GAAP provision for income taxes, and, therefore, to income (loss) from continuing operations, EPS from continuing operations, effective income tax rate and adjusted EBITDA. In addition, sufficient information is not available to calculate certain adjustments required for these reconciliations without unreasonable effort, including: interest expense, net; provision for (benefit from) income taxes; other non-cash expenses, net; other changes in operating assets and liabilities and other. For the same reasons, the Company is unable to address the probable significance of the unavailable information. These materials are copyrighted and may not be used without written permission from Brink's. 4

D OU G P ERTZ Overview and Strategy Why Brink’s?

+ + Why Brink’s? Brink’s has the right leadership, the right strategy and the financial strength to drive superior shareholder returns. Market Strength • Premier global brand with unmatched footprint and customers in 100+ countries • Strong market position People • New leadership with proven track record • Customer-driven employees • Continuous improvement culture Strategy and Resources • Solid strategy • Industry’s strongest balance sheet

World’s Largest Cash Management Company2 7 Global cash market $17.9 billion1 South America 25% Rest of World 34% North America 41% GLOBAL MARKET LEADER Loomis G4S Garda Prosegur Other REVENUE OPERATIONS • 40 countries • 1,000 facilities • 11,900 vehicles • 60,700 employees CUSTOMERS IN MORE THAN 100 COUNTRIES REVENUE COUNTRIES REGIONS Brink’s $2.9B 108 EMEA, LA, NA, Asia Pacific Prosegur $1.9B 15 LA, Europe, Africa, Asia, Australia Loomis $1.9B 19 Europe, NA G4S $1.2B 48 Europe, LA, Asia, Africa, NA Garda $0.8B 2 NA 1. Freedonia, November 2014 2. Publicly available company data for cash services businesses South America 45% Rest of World 41% North America 14% SEGMENT OP PROFIT

48% 33% 27% 27% 23% 25% Less than $25,000 $25,000-$50,000 $50,000-$75,000 $75,000-$100,000 $100,000-$149,000 $150,000 and greater % of U.S. Population 12% 14% 12% 17% 13% 32% Cash in the U.S. Continues to Grow 8 • Notes in circulation doubled to ~40 billion notes in 2016 vs 1996 • Value of notes in circulation growth rates: • 2016 ~5% • 2011 – 2016 ~5% • 2005 – 2010 ~3% • Cash use forecasted to continue growth trends • Most frequently used payment method • Accounts for nearly 1/3 of all consumer transactions • Cash is more popular among young consumers 18-to-25 • Cash use strong across all income levels • Cash dominates small-value payments • 62% of transactions < $10 • ~30% of U.S. households unbanked or underbanked Cash CheckCredit Debit Electronic Other 1. Federal Reserve Bank 2016 Report 2. U.S. Census Bureau 3. Board of Governors of the Federal Reserve System CASH REMAINS POPULAR1 EVERYONE USES CASH1CASH USE CONTINUES TO GROW3 PAYMENT METHODS AT RETAIL1 % CASH USAGE BY INCOME1,2NOTES IN CIRCULATION1 (in billions) 0 5 10 15 20 25 30 35 40 45 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 $1 $2 $5 $10 $20 $50 $100 $500 to $10,000 % of Payments Made with Cash

ESTIMATED CASH USAGE IN OUR LARGE MARKETS4 Cash is By Far the Most Used Payment Method Throughout the World 9 1. MasterCard Advisors 2013 2. World Bank Group The Global Findex Database 2014 3. European Central Bank 4. MasterCard Advisors 2013 and San Francisco Federal Reserve Bank 2016 Report 32% United States 85% Brazil 41% France 43% Canada 96% Mexico Cash accounts for about ~85% of global consumer transactions 1 South America • Cash-driven society, strong cultural ties to cash • ~50% unbanked2 • Cash usage growing faster than in developed countries Europe Euro notes in circulation3: • 2012 to 2016 = ~6% annual growth • 2015 to 2016 consistent with previous trends Cash volumes in Northern Europe declining Cash Other

HIGH-VALUE SERVICES • Brink’s Global Services (BGS) • Money processing • Vault outsourcing • CompuSafe® and retail services • Payments North America $1,210 South America $719 Rest of World $979 Core Services $1.5B (53%) High-Value Services $1.2B (40%) Guarding $0.2B (7%) Financial InstitutionsGovernment/ Other Retail Lines of Business and Customers $2.9B 10 74% OF REVENUE OUTSIDE OF U.S. 34% 41% 25% 2016 REVENUE CUSTOMERS 2016 REVENUE BY SEGMENTCORE SERVICES • Cash-in-Transit (CIT) • ATM services ($ in millions)

Global Competitive Landscape 1. As of 12/31/16 EBITA and EBITDA are adjusted 2. Loomis 2016 Annual Report converted to USD 3. Figures apply only to cash business. Prosegur cash presentation as of 2/15/17 4. See net debt reconciliation in Appendix Revenue EBITA Margin EBITDA Margin Net Debt to EBITDA Brink's Loomis Prosegur $2.9 $1.9 $1.9 1.7X 1.3X 0.7X 11.2% 11.4% 22.2% 19.7% 17.8% 7.1% ($ in billions) Revenue Advantage ~$1 Billion Margin Disadvantage 4.1 to 12.6 PPTS Balance Sheet Advantage ~1X 1 2 3 4 11

Loomis Garda Other GSI Other Loomis Prosegur Other Other Garda Prosegur Other BRAZIL2 CANADA UNITED STATES2 FRANCE MEXICO2 Strong Position in Our Largest Markets 12 ESTIMATED MARKET SHARE IN KEY COUNTRIES 1 1. Internal estimates of market share of CIT/ATM market 2. Excludes Payment Services $15 4 ($ in millions) Prosegur Other ARGENTINA

13 RoomafdMrk Canada U.S. France Mexico Chile Argentina Brazil Colombia Israel Hong Kong/ Macau 10 largest markets represent 80% of 2016 revenue • Largest player in 3 of top 10 • Second largest player in 7 of top 10 Room to Grow in Largest Markets1 Brink’s All others Legend 1. Excludes Payment Services and Guarding

New Leadership…New Focus…New Brink's

BRINKS



DOUG PERTZ
President and CEO

Company Overview
Strategy
North America
U.S.



AMIT ZUKERMAN
Executive Vice President

Brink's Global Services
South America
Rest of World



MIKE BEECH
Executive Vice President

Mexico
Brazil



ROHAN PAL
Executive Vice President

Information Technology



RON DOMANICO
Chief Financial Officer

Financial Review

PROVEN TRACK RECORD IN:

- Leading global route-based logistics companies
- Strategic execution to drive organic growth, margin expansion and ROIC
- Leveraging IT to increase productivity and expand customer offerings
- Executing disciplined, accretive acquisitions

14

Situation Analysis 15 OUR APPROACH • Detailed review of global operations • Conducted internal assessment of management, assets, equipment, labor relations, etc. • Analyzed external factors including customers, markets, competitive environment and acquisition opportunities POSITIVES • Strong global operations and leadership • No structural differences with competitors • Powerful brand • Dedicated employees, positive culture • Strong customer base and relationships • Opportunities for accretive acquisitions • Strong balance sheet CHALLENGES • U.S. — strategy, historical execution, under investment, sales / customer focus, culture • Canada and Mexico — competitive disadvantages related to labor

Our Strategy Accelerate Profitable Growth (APG) Close the Gap — Operational Excellence (CTG) Introduce Differentiated Services (IDS) ACCELERATE PROFITABLE GROWTH • Grow high-value services • Grow account share with large FI customers • Increase focus on smaller FIs • Penetrate large, unvended retail market • Explore core and adjacent acquisitions INTRODUCE DIFFERENTIATED SERVICES • Leverage uniform, best-in- class global technology base for logistics and operating systems • Offer end-to-end cash supply chain managed services • Launch customer portal and value-added, fee-based services CLOSE THE GAP • Operational excellence • Lead industry in safety and security • Exceed customer expectations • Increase operational productivity • Achieve industry-leading margins Culture 16

$157 $207 0 50 100 150 200 250 300 2015 Actual 2016 Actual 5.3% Margin 2016 Results 17 REVENUE OPERATING PROFIT ADJUSTED EBITDA $291 $333 0 50 100 150 200 250 300 350 400 2015 Actual 2016 Actual 9.8% Margin 11.4% Margin $3,143 $2,977 $2,908 700 1200 1700 2200 2700 3200 700 1200 1700 2200 2700 3200 2015 Actual 2016 Actual ($235) Currency / Dispositions Actual 7.1% Margin A Strong Start to a Bright Future ($ in millions) ($ in millions) ($ in millions) + 6% Organic Growth + 32% +14%

2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target REVENUE OPERATING PROFIT ADJUSTED EBITDA ($ in millions) ($ in millions) ($ in millions) ~10% Margin 2019 Targets Drive Superior Shareholder Returns 18 ~5% CAGR $2,828 $3,275 $325 $192 6.8% Margin $475 $316 11.2% Margin ~15% Margin 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the Company’s Fourth Quarter 2016 Earnings Release ~19% CAGR ~69% Growth ~15% CAGR ~50% Growth 1 1 1

$2,908 $3,275 ($101) $200 $205 $63 Annual Organic Growth ~5% ~9% ~2% ~5% Revenue 2016 – 2019 19 ($ in millions) Target: 5% Annual Organic Revenue Growth 2016 Actual Rest of World Contingency 2019 TargetNorth America South America

Operating Profit 2016 – 2019 20 Target: 10% Operating Margin in 2019 Led by U.S. and Mexico ($ in millions) $207 $325$125 $58 $27 ($92) 2016 Actual Rest of World Contingency 2019 TargetNorth America South America OP Margin 7.1% 3.7% 1.3% 0.4% (2.5%) 10%

$37 $162 $81 $35 $9 2016 Actual U.S. Mexico Other 2019 Target North America 21 PATH TO 2019 STRATEGIC GOALS OP Margin 3.1% 5.7% 2.3% 0.4% 11.5% ($ in millions) U.S. Offers Greatest Opportunity

U.S. Operations D OU G P ERTZ

Overview of 2016 U.S. Operations

LINES OF BUSINESS[1]


High-
Value
Services
CIT/ATM

CUSTOMER BASE


Other
Financial
Institutions
Retail

About our operations:

- 108 branches
- 1,500 routes per week day
- 15,600 CompuSafe® units[2]
- ~2,000 armored vehicles
- ~7,000 employees
- $371 billion of inventory throughput

1. Excludes Payment Services
2. Excludes Recycler units that are included in total CompuSafe® service units reported in the Company's 2016 Form 10-K

23

Garda Loomis Dunbar/ Others Revenue EBITA Margin EBITDA Margin Brink's Loomis Garda U.S. Competitive Landscape 1. Excludes Payment Services 2. Loomis 2016 report (interim 2016 full-year report) and internal estimates for Cash Solutions business in the U.S. 3. Garda interim 2016 report and internal estimate of trailing twelve month EBITDA margins for Cash Solutions business in the U.S. 4. Adjusted EBITA excludes the amortization of acquisition related intangibles; EBIT and EBITA are the same for Brink’s $753 $856 $569 ~18% 6.9% 11.5% 0.8% ($ in millions) MARKET SHARE Garda data not available 4 1 32 ~13% 24

OPERATING PROFIT MARGIN %1 SAFE COUNT (‘000)3 ORGANIC REVENUE GROWTH1 The Gap: Brink’s vs. Loomis in the U.S. 25 (3.7%) 0.1% 2.9% 0.4% 3.1% 0.0% 2.0% 7.0% 6.0% 11.0% 4.5% 1.8% 3.1% 2.1% 0.8% 9.1% 9.5% 9.9% 10.8% 11.5% 14.7 15.5 15.7 15.7 15.6 8.4 10.4 13.0 14.6 19.0 20142013 2015 20162012 20142013 2015 20162012 20142013 2015 20162012 Brink’s Loomis2 Brink’s Loomis2 Brink’s Loomis2 1. Excludes Payment Services 2. Loomis Cash Handling Presentation (September 2015), Loomis Annual Reports 2015, 2016 3. Excludes Recycler units that are included in total CompuSafe® service units reported in the Company’s 2016 Form 10-K No Structural Differences Brink’s Fell Behind in: • Strategy • Execution • Investment

26 10%+ OP MARGIN= Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth and CompuSafe® Base Margin 2% to 3% Branch Standardization Route Optimization Culture — Customer-driven, Lean + Building on our Base with Four Breakthrough Initiatives in the U.S.

2016 Base Branch Standardization Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth/ CompuSafe IT Contingency 2019 Target A Clear Path to Value Creation 27 2019 U.S. OPERATING PROFIT IMPROVEMENT 1 ($ in millions) Actual 0.8% Revenue $753 $870 ~10% $14$18$21 Breakthrough Initiatives $22 1. Excludes Payment Services $87 (3%)1% 2.5% 2% 2% 2.5% 1%2 – 3%

Strengthening Our Fleet 28 Transfer Hatch Biometric Access Control Geofence Safety and Security Control Proximity Sensor Trap 360º Monitoring External Camera External Camera

Strengthening Our Fleet 29 NEW ARMORED VEHICLE DESIGN: Provides for: • One-person operation • Separation of body and chassis • Lower maintenance costs • 150k - 200k mile / 7 year warranty • Enhanced use of technology 45% Reduction in Cost Over Useful Life Due to New Vehicle Design Decreases our capital investment ($ in thousands) Old New Vehicle acquisition cost $125 - $140 $90 - $951 Vehicle depreciable life Chassis 8 years 7 years Body 8 years 14 years 1. Chassis ~35% of cost; body ~65% of cost

Fleet Savings — $21M Annually 30 0 5 10 15 20 25 30 35 Repairs Fuel Insurance Other Depreciation Savings Target by 2019 ($ in millions) FLEET SAVINGS TARGET BY 2019 $18 $3 $8 $2 ($10) $21 ($ in thousands) 1. Includes savings from insourcing fleet maintenance Repairs and maintenance savings Current annual R&M per vehicle $ 24 Estimated annual R&M new vehicle 6 Annual R&M savings per new vehicle 1 18 2019 average new vehicles 1,000 Estimated 2019 R&M savings $ 18,000 Fuel savings $ 3,000 MPG and no-idle benefit Insurance savings $ 8,000 Increased training and technology Depreciation increase $ (10,000) Replacing fully depreciated vehicles

One-Person Vehicle Savings — $18M Annually 31 ($ in thousands) 12/31/16 One Person Vehicles 2017 2018 2019 12/31/19 One Person Vehicles ONE-PERSON VEHICLES ~333 ~1,300 ~333 ~333 275 1. We estimate that approximately 60% of our routes in 2019 can be served by a one-person crew Annual two-person crew cost $ 80 Annual one-person crew cost 56 Annual savings per route $ 24 Estimated one-person routes in 2019 9001 Less current one-person routes (150) Incremental one-person routes in 2019 1 750 2019 savings target $ 18,000 Estimate Estimate Estimate

Strengthening Our Fleet Drives High Returns 32 Investment Route trucks to be acquired (2017 – 2019) 1,000 Acquisition cost (average) $92 Route truck investment 92,000 Large truck investment 20,000 Total investment over 3 years $112,000 2019 annual savings target Fleet savings $21,000 Labor savings 18,000 Total savings target $39,000 INVESTMENT RETURN: • ~4-year payback period • 20%+ Return on investment ($ in thousands) Vehicle Investment Delivers Cost Savings and High Returns

2017 2018 2019 2019 Savings Target ($ in millions) Network Optimization — $14M Annually 33 NETWORK OPTIMIZATION SAVINGS TARGET BY 2019 $14$7 $6 $1 PHASE 1 (2017 – 2018) • Invest in high speed money processing (MP) equipment PHASE 2 (2018 – 2019) • Implement hub and spoke MP operations • Consolidate MP operations into larger branches PHASE 3 (2018 – 2020) • Implement hub and spoke Cash-in-Transit (CIT), transitioning to strategically located branches and secure garages Estimate Estimate Estimate

Network Optimization in Action — Chicago 34 PHASE 1: HIGH SPEED MONEY PROCESSING PHASES 2 AND 3: HUB AND SPOKE CONSOLIDATION • $1M-to-$2M improvement opportunity • Infrastructure, productivity, etc. Results: • Note processing capacity doubled with capacity to consolidate additional spoke branches • 25% productivity improvement • Improved service, timeliness and quality

Sales Growth/CompuSafe® — $22M+ Annually 35 ($ in millions) CompuSafe® Service Other Incremental Margin Target 2019 Recycler Service Financial Institutions $7 $7 $3 $5 $22

CompuSafe® and Recycler Services $14M+ Annually

BRINKS

OPPORTUNITY

- 3.7 million retail establishments[1]
- An estimated 1.2 to 1.5 million establishments are strong candidates for smart safe or recycler services
- Fewer than 150k smart safes are used today[2]


Unvended

CUSTOMER BENEFITS

- Reduces cash handling
- Reduces in-store headcount
- Reduces in-store losses
- Guarantees same-day credit
- Reduces total cost of cash

BENEFITS TO BRINK'S

High-margin recurring revenue over 5+ year service contract

- Recyclers: $18,000+ / year
- CompuSafe®: $5,000+ / year

OUR INVESTMENT

- 10+ new sales hunters hired
- New technology for proactive monitoring and dispatch
- Process and workflow improvement

1. nrf.com/retailsimpact
2. MF Hudson and Associates

36

2016 Actual Revenue 2017 2018 2019 2019 Target Revenue CompuSafe® and Recycler Services Sales Growth 37 COMPUSAFE AND RECYCLER SALES TARGET $25 $166 $25 $20 $96 ~20% CAGR • High-margin • Integrated services • Re-design of cash processes • Cash forecasting • Device monitoring and maintenance • Cash recycling • Money processing • Transportation • 5-year+ recurring revenue • ~20% compound organic growth ($ in millions) Estimate Estimate Estimate

38 Financial Institutions — $3M+ Annually LARGE FINANCIAL INSTITUTIONS 1 • 220 banks • Well resourced • Represent the majority of our customers • Opportunity for continued outsourcing OUR FOCUS • Increase account share with improved service levels and value offerings • Capture outsourcing opportunities MID-AND-SMALL-SIZED FINANCIAL INSTITUTIONS 2 • More than 11,000 mid-and-small- sized banks and credit unions • Underserved market • Opportunity to grow share and increase cash outsourcing, forecasting, device management and other services OUR FOCUS • Added 7 hunters to sales team to increase market share • Offer full range of outsourcing (device management, forecasting, etc.) 1. FIs over $5 billion in assets 2. Banks with between $3 million and $5 billion in assets and credit unions with less than $1 billion.

2016 Base Branch Standardization Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth/ CompuSafe IT Contingency 2019 Target A Clear Path to Value Creation 39 2019 U.S. OPERATING PROFIT IMPROVEMENT 1 ($ in millions) Actual 0.8% Revenue $753 $870 ~10% $14$18$21 Breakthrough Initiatives $22 1. Excludes Payment Services $87 (3%)1% 2.5% 2% 2% 2.5% 1%2 – 3%

A MIT Z U KERMA N Brink’s Global Services Segment — South America Segment — Rest of World

Global Services and Cash Management 41 TWO DISTINCTIVE AND INTEGRATED BUSINESS OPERATIONS Brink’s GLOBAL SERVICES International operations • Secure logistics services for diamonds, jewelry, banknotes, precious metals, credit cards, electronics and many others • Operations in over 100 countries • Number 1 global player CASH MANAGEMENT National operations • Cash solutions including transportation, processing, ATM services, CompuSafe® and others • 19 national operations • Leadership position in most markets This Combined Strength Is a Key Differentiator for Brink’s

Global Services

Brink’s — Global Services 43 THE WORLD’S #1 SECURE LOGISTICS PARTNER 108 COUNTRIES 3,000 CITIES 600 AIRPORTS 15,000 CUSTOMERS

Brink’s — Global Services 44 MANAGING A DIVERSE PORTFOLIO WORLDWIDE LINES OF BUSINESS OUR SERVICES DIAMONDS JEWELRY BANKNOTES PRECIOUS METALS CREDIT CARDS ELECTRONICS GLOBAL TRANSPORTATION STORAGE CUSTOMS CLEARANCE PROCESSING DISTRIBUTION RISK MANAGEMENT

Brink’s — Global Services 45 ADDING VALUE IN EVERY STEP OF CUSTOMERS’ SUPPLY CHAINS

Brink’s — Global Services 46 EXPANDING INTO STRATEGIC ADJACENCIES Risk Management Complexity Compliance High Worth LEVERAGING OUR EXPERTISE ADD VALUE TO CUSTOMERS’ SUPPLY CHAINS Consumer Electronics Pharmaceuticals Fine Art Regulatory Requirements

Viracopos high security terminal: a 1,600 square meter base operated by Brink’s Brink’s — Global Services 47 Brink’s Brazil signs unprecedented contract with Viracopos International Airport This will be the first top security terminal for high-value cargoes in Latin America

Strategic Adjacencies

A STORY IN BRAZIL — VIRACOPOS INTERNATIONAL AIRPORT

- Viracopos International Airport is a leading valuable cargo gateway to Brazil and Latin America
- 43% of current air imports to Brazil enter via Viracopos airport

Banknotes, Cards

Consumer Electronics

Pharmaceuticals

Fine Art

The Brand New Brink's Facility at Viracopos International Airport Is Tailored to Serve Existing and Adjacent Markets

- 1,600 square meters facility
- 1,000 rack positions
- 2 temperature controlled warehouses
- 2 secure vaults
- Brink's 24x7x365 supervision and monitoring
- Brink's armored transportation on tarmac and to/from airport
- Strong return on investment, double digit profitability from 2017

48

Viracopos International Airport 49 BIRDSEYE VIEW Secure cargo flowBRINK’S GENERAL CARGO Airplane parking Tarmac Airport warehouse Trucks loading bay

50 Segments

South America and Rest of the World 51 THE TOTAL CASH SOLUTIONS PARTNER CONTINUOUS PROCESS IMPROVEMENT 5,927 VEHICLES 645 FACILITIES 37,032 EMPLOYEES 37 COUNTRIES LOCAL CASH SUPPLY CHAIN EXPERTISE

Brink’s — Cash Management 52 VALUE CREATION THROUGH TAILORED SOLUTIONS CASH IS PERSISTENT EACH MARKET IS DIFFERENT Stage of Outsourcing Cash in Circulation Is Growing Security Regulations Technology Infrastructure Banking Regulations Brink’s Strategy Focuses on Value Creation Through Tailored Solutions for Each Unique Cash Supply Chain Outsourcing Is Increasing 85% of Payment Transactions Are Made with Cash1 1. MasterCard Advisors 2013

South America

South America 54 INFLATIONARY ECONOMY AND GROWING CASH SOCIETY 242 FACILITIES 18,869 EMPLOYEES 2,573 VEHICLES High Risk High Cash Volume High Inflation 7 OPERATING COUNTRIES HIGH GROWTH HIGH MARGIN

$50 $120 $178 $43 2012 2016 2019 Target Accretive Acquisitions South America 55 LEADING MARKET POSITIONS CAGR 24% $464 $719 $924 $341 2012 2016 2019 Target CAGR 12% CAGR 9% • Target 14% annual growth from 2016 and 2.6 ppts further margin expansion by 2019 • Significant volume growth in high inflationary environment • Price and productivity gains exceed cost inflation • Significant use of cash and large unbanked population present ongoing growth opportunities Currency1 Excl. Currency Currency 1 Excl. Currency CAGR 14% 1. Currency is calculated as the impact of the variance between the exchange rates in 2012 and 2016 REVENUE ($ in millions) OPERATING PROFIT ($ in millions) OP % 11.6% 16.7% 19.3%

South America 56 PATH TO 2019 STRATEGIC GOALS 2016 Brazil Core Growth Productivity High Margin Solutions 2019 Target OPERATING PROFIT OP Margin 16.7% 0.9% 0.5% 0.5% 0.7% 19.3%

Rest Of The World

Rest of the World 58 DIVERSE CULTURAL, RISK AND REGULATORY ENVIRONMENT 403 FACILITIES 18,163 EMPLOYEES 3,354 VEHICLES Increasing Cash Increasing Outsourcing Increasing Technology 30 OPERATING COUNTRIES

$89 $107 $135 $11 2012 2016 2019 Target Accretive Acquisitions Rest of the World 59 CONSISTENT ORGANIC PROFITABLE GROWTH CAGR 5% $972 $979 $1,042 $169 2012 2016 2019 Target CAGR 0% CAGR 2% REVENUE • Target 7.8% annual growth from 2016 and 1.9 ppts further margin expansion by 2019 • Turned around underperforming markets; completed restructuring and delayering • Innovation and technology — optimizing cash supply chain; retail solutions growth Currency1 Excl. Currency Currency 1 Excl. Currency CAGR 8% 1. Currency is calculated as the impact of the variance between the exchange rates in 2012 and 2016 OPERATING PROFIT ($ in millions) ($ in millions) OP % 8.8% 11.0% 12.9%

Rest of the World 60 PATH TO 2019 STRATEGIC GOALS 2016 France Core Growth Productivity High Margin Solutions 2019 Target OPERATING PROFIT OP Margin 11.0% 1.1% 0.2% 0.2% 0.4% 12.9%

13% 13% 27% 41% 68% 2012 2013 2014 2015 2016 2012 2016 2019 Target • Cash in circulation grew 8.7% between 2011 and 2015, compared to average GDP growth of 4.8% and average inflation 2.5% during the same period* • High frequency of ATM replenishment requirement • Restrictions of access to armoured guards a main challenge for Cash Services companies 61 Brink’s Singapore MANAGED SERVICES MODEL DRIVES SHARE GAIN AND PROFIT GROWTH MARKET OVERVIEW NUMBER OF ATMS SERVED / BRINKS ATM MARKET SHARE BRINK’S SINGAPORE REVENUE (MM $)NOTES PROCESSED BY BRINK’S (MM NOTES/YEAR) 72 94 122 861 1,693 2012 2013 2014 2015 2016 CAGR 19% CAGR 16% * Source: Monetary Authority of Singapore

France

Brink’s France 63 OVERVIEW 116 FACILITIES 5,178 EMPLOYEES 1,370 VEHICLES Cash Management Global Services Security Services

Brink’s France 64 LEADERSHIP MARKET POSITION TOTAL MARKET SHARE1 RETAIL SOLUTIONS MARKET SHARE1 Loomis Others Others 1. Internal estimates of market share

Brink’s France 65 PATH TO 2019 STRATEGIC GOALS 2016 New Business Model High Margin Services Cash Mgt Cost Optimization Productivity - Aviation Business 2019 Target OPERATING PROFIT OP Margin 8.7% 1.0% 1.1% 0.9% 0.3% 12.0%

Mexico MIKE BEECH

Brink’s Mexico 67 STRONG TRENDS IN CASH USE AND CONSUMER GROWTH DRIVE GROWTH IN CASH SERVICES Bills and Coins in Circulation Increased on Average 13.8% Annually • Moderate economic growth • Low inflation and unemployment • Level of insecurity • Population growth • Cash is dominant form of payment (over 90%) • Majority population unbanked (over 60%) BILLS AND COINS IN CIRCULATION1 2012 2013 2014 2015 2016 1. Source: Central Bank of Mexico, Banco de México

Brink's Mexico

RETAIL SECTOR DRIVES OPPORTUNITIES

NUMBER OF RETAIL STORES[1]

(Locations in thousands)



31
32
35
40
49
2012
2013
2014
2015
2016

- Steady YoY growth in new store locations
- 2016 retail sector sales growth over 6%
- More than 1 million small retailers do not use cash management services; ~40% of small businesses do not use a credit or savings account
- Tremendous online YoY sales growth has not diminished cash transactions
- Strong consumer preference for payment in cash

1. Does not include non-registered retail locations; Source: Mexico National Self Service & Department Retail Stores Association (ANTAD A.C., Mexico)

68

Brink’s Mexico 69 BRINK’S CUSTOMER SEGMENTSMARKET SHARE Retail CompuSafe® FI BGS GSI Others • We benefit from a broad and diverse base across all customer segments • Five large banks comprise over 80% of Financial Institution (FI) market; small growth in branches and ATMs • Brink’s is the market leader in small but rapidly growing retail automation segment (e.g., CompuSafe® service) • Large retail customer base allows us to benefit from commercial retail growth • Brink’s has largest market share in international secure logistics (BGS) • Leading market position behind largest player in the market

Mexico 2017 Outlook

INCREASE EFFICIENCIES ON SOLID REVENUE GROWTH DRIVE MARGIN IMPROVEMENT



REVENUE[1]
Organic Growth 5.0%
~8%
2016 Actual
2017 Outlook



OPERATING PROFIT[1]
OP Margin 6.9%
~10%
2016 Actual
2017 Outlook

ACCELERATE PROFITABLE GROWTH

- Expect organic revenue growth at ~8%
- Market leader in higher margin retail cash automation
- Growing demand for CompuSafe® service and back office automation; revenue more than tripled in 2016
- Expanded same day credit partnerships with banks

CLOSE THE GAP

- Increasing efficiencies and reducing labor costs in Cash-in-Transit
- Fleet renewal to reduce age and costs
- Continued productivity gains through adoption of Lean
- Growth in higher margin services

1. Excludes Payment Services

70

Mexico Three-Year Outlook 71 GROWING MARGINS TO 15% BY 2019 BY OPTIMIZING OUR ROUTES, REDUCING OUR FLEET COSTS AND USING TECHNOLOGY TO INCREASE EFFICIENCY 1 OP Margin 6.9% 4% 2% 1% 1% ~15% 2016 2019 Target Continuous Process Improvement Profitable Growth FleetLabor Route Optimization Crewing 1. Excludes Payment Services

Breakthrough Initiatives 72 ROUTE OPTIMIZATION, CREWING AND MOBILITY WILL REDUCE LABOR COSTS IN CASH-IN-TRANSIT INITIATIVE APPROACH IMPACT Route Optimization Mobility Crewing 4% Margin Improvement • Reduce labor costs by changing how we operate • Deploy technology to optimize routes and mobility (handheld devices) • Standardize crew size from 4 to 3 • Expand 2-person crew and small retail model • Began route optimization in January; deployed in 4 branches YTD • Example: Merida branch reduced labor costs by 8% • Expected completion of ~75% of routes in 2017 • Target is 4% OP margin points by 2019 • Additional improvements from reduced mileage Fleet Cost Reduction 2% Margin Improvement • Decrease age of fleet by 19% in three years • Target 2 ppts of OP margin improvement by 2019 • Reduce fleet costs by ~ $6M

2016 Actual 2019 2016 Actual 2019 Mexico Three-Year Outlook 73 REVENUE1 HIGHER MARGIN SERVICES REVENUE1 Accelerating profitable growth with high-value services • CompuSafe® and other retail cash services more than tripled in 2016 • Market acceptance of same-day credit on our retail solutions is increasing • Increasing demand for higher margin retail services • These services deliver margins significantly above core services We expect continued growth in higher margin services 8% CAGR +5% 18% CAGR +12% Target Target 1. Excludes Payment Services

2016 Cash Processing Improvements: • Efficiency increased 16% YoY • Overtime costs decreased 10% • Cash processing line of business margins improved by more than 7% Continuous Process Improvements (CPI) 74 EXPANDING CPI (LEAN) IS DELIVERING QUALITY, EFFICIENCY AND FINANCIAL RESULTS APPROACH: • Culture: Lean leader certification, recognition, accountability, regular communication and best practices • Processes: Model branches, standard work, Kaizen, Lean branch accreditation • Tools: Productivity dashboards, visual management, value stream mapping Target 2019: 1% OP Margin Improvement

Brazil

Brink’s Brazil 76 POSITIONED TO BENEFIT AS FINANCIAL INSTITUTION MARKET VOLUMES RECOVER BILLS AND COINS IN CIRCULATION INCREASED ON AVERAGE 5.5% ANNUALLY1 BRANCHES AND ATMS1 • Economy emerging from crisis • Cash in circulation continues to grow despite negative GDP • Cash represents over 40% of payment transactions • High inflation • High level of insecurity 187 204 221 226 230 2012 2013 2014 2015 2016 173 175 179 180 182 21 22 23 23 23 2011 2012 2013 2014 2015 ATMs Branches • Concentrated banking segment (top 5 banks have ~ 80% market by assets) • Low growth in bank branches and ATM networks • Bank outsourcing continues • Banks and consumers depend on “bank representatives,” which are independent organizations that provide financial services (In billion Real) (Thousands Branches / ATMS) 1. Source: Central Bank of Brazil, Banco Central Do Brasil

Brink’s Brazil 77 POSITIONED TO BENEFIT FROM EXPECTED RETAIL SEGMENT GROWTH GDP RETAIL SALES 1.9% 3.0% 0.1% (3.8%) (4.0%) (0.2%) 0.8% 2012 2013 2014 2015 2016 2017 2018 • Economy emerging from crisis • Forecasts predict a gradual recovery • Expect retail growth to recover beginning in 2017 • Low penetration of retail cash services such as CompuSafe® service • Retail sector increasing demand for cash management solutions • Brink’s Brazil positioned to benefit as retail sector cash services markets recover Forecasted Source: World Bank, Real GDP Growth % Change & 2017 Global Economic Prospects Forecasted Source: Brink’s Brazil Estimate 8.0% 3.6% (1.7%) (8.6%) (8.5%) 2.0% 4.0% 2012 2013 2014 2015 2016 2017 2018

Brink's Brazil

BRINKS

MARKET SHARE


Other
BRINKS
Prosegur

- Highly fragmented market — Others represent ~30 different local providers
- Market consolidation and geographic expansion opportunities
- Brink's has largest share in international secure logistics (BGS)

BRINK'S CUSTOMER SEGMENTS


BGS
FI
CompuSafe®
Retail

- Five large banks comprise over 80% of the FI market; low growth
- Gradual increase in the mix of retail
- Brink's is the market leader in retail automation segment (CompuSafe® service)
- Large retail customer base allows us to expand higher margin services

78

Brazil 2017 Outlook 79 INCREASING EFFICIENCIES AND GROWTH DRIVE CONTINUED OP GROWTH IN 2017 REVENUE1 OPERATING PROFIT1 2016 2017 2016 2017 ACCELERATE PROFITABLE GROWTH • Expect revenue growth at 8% in 2017 • CompuSafe® service and other retail automation +27% in 2016 • BGS total growth +14%; electronics/pharma +30% in 2016 • Increase in high-value added solutions (from 8% in 2014 to 20% in 2017) • Change of mix — increase of retail customers CLOSE THE GAP • Increasing efficiencies in core businesses (Cash-in-Transit, cash processing) • Growth in higher margin services (CompuSafe® service, BGS) Outlook Outlook 1. Excludes Payment Services Organic Growth 11% ~8% Organic Growth 27% ~10%

Brazil Three-Year Outlook 80 GROWING MARGINS TO 13% BY 2019 BY FOCUSING ON HIGH-VALUE SERVICES; USING TECHNOLOGY TO INCREASE EFFICIENCY 1 OP Margin 10.5% 0.5% 0.5% 0.5% 0.5% 1.0% ~13% 2016 2019 Target BGS Val-Cargo CompuSafe Retail Automation Core Growth Fleet Operational Improvements 1. Excludes Payment Services

2016 Actual 2019 2016 Actual 2019 Brazil Three-Year Outlook 81 REVENUE1 HIGHER MARGIN SERVICES1 Accelerating profitable growth with higher margin services • CompuSafe® and other retail cash services grew 24% in 2016 • Increasing demand for higher margin retail services • BGS and valuable cargo services grew 14% in 2016 • These services deliver margins significantly above core services We expect continued growth in higher margin services 8% CAGR 20% CAGR +14% +11% Target Target 1. Excludes Payment Services

Mexico and Brazil 82 SUMMARY GROWING MARGINS TO 13% BY 2019 • Accelerating growth with higher margin services • Closing the gap with operational efficiencies GROWING MARGINS TO 15% BY 2019 • Reducing labor • Optimizing routes • Reducing fleet costs • Growth in higher margin services 1. Excludes Payment Services BRAZIL OPERATING MARGIN1 2016 2019 10.5% ~13% Target MEXICO OPERATING MARGIN1 2016 2019 6.9% ~15% Target

ROH A N PA L Technology

Agenda 84 Technology vision for Brink’s Driving customer value with technology Technology strategy and roadmap Expected financial impact

Technology Vision 85 TECHNOLOGY FOR BUSINESS SAKE Improve Operations and Customer Service Support Our Evolving Business Model 1 2 USE TECHNOLOGY To Grow in Two Ways:

Technology Drives Customer Value 86 WE DELIVER THE RIGHT AMOUNT OF CASH, AT THE RIGHT TIME, TO THE RIGHT PLACE DEVICE MANAGEMENT AND MONITORING CUSTOMER PORTAL TELEMATICS AND ROUTE LOGISTICS FORECASTING ENGINE AND PREDICTIVE ANALYTICS CALL CENTER MANAGEMENT AND MONITORING ASSIGN TO ROUTE MONEY PROCESSING ORDERS AND PACK OUT VAULT MONEY PROCESSING BRANCH CHECK-IN CUSTOMER STOP MESSENGER CHECKS OUT FREIGHT FORWARDING

INFRASTRUCTURE Technology Strategy WELL DEFINED, WELL BALANCED, WELL INTEGRATED Master route optimization Dynamic route planning Telematics Handheld technology Ground transportation Money processing Vault management Freight forwarding Customer care Customer interactive services Managed services Customer portal Financials/billing Human resources Sales force automation Business intelligence 87

Transforming Our Infrastructure 88 BUILDING THE BRINK’S CLOUD Brink’s Tomorrow: • Hyper-converged technology • Software defined hybrid cloud • 5 data centers BRINK’S TODAY: • High costs • Infrastructure is nearing end-of-life • 16 data centers COMMON STANDARD: Managed virtualization • Technology footprint • Procurement and operational costs We Are Leapfrogging to Cloud Technology, Which Dramatically Decreases: • Unplanned downtime • Provisioning time

North America Technology Roadmap

2017-2019 HIGHLIGHTS

BRINKS


2017
2018
2019
Operations
Branch System Enhancements
Branch Operations Secure System
Branch Operations Secure System
Back Office
Business Intelligence
Oracle Financials
Oracle Financials
Route Logistics
Master Route Optimization
Telematics Rollout
Daily Route Planning
Customers
Portal
Managed Services
Customer Integrated Services
Infrastructure
The Brink's North America Cloud

89

Actively Managing Risks 90 BUSINESS PARTNERSHIP AT EVERY STAGE RISK MITIGATING ACTIONS Technology • Involve the business in selecting the technology • Use technology we already own and do proofs-of-concept • Acquire best-of-breed products with established track records Implementation • Manage initiatives as business programs — not IT projects • Obtain stakeholder commitment and participation • Govern projects with steering committee Business • Practice proper change management • Train business leaders and operators on new technology • Measure baseline and incremental performance • Learn from business results and adapt for future projects Security • Design products with security in mind • Encrypt to protect data privacy with Brink’s-managed keys • Strict adherence to data residency requirements per region

IT Financial Priorities 91 Our focus: reduce global IT spend as a percent of revenue from 4.7% in 2016 to 3.7% by 2019. 2019 IT SPEND ALLOCATION (FORECAST)2016 IT SPEND ALLOCATION 11% 25% 75%89% New Projects New Projects “Keeping the Lights on” “Keeping the Lights on”

What We've Accomplished

BRINKS

Operations

- First branch live with new branch operating system (by March 31)
- New mobility component live in 45% of branches
- Integrated new high-speed money processing machines to branch operations system

Back Office

- Process engineering for Financials underway, full implementation to be completed in Q4
- Phase 1 of customer profitability dashboards for Cash-in-Transit, ATM and CompuSafe service complete. Money processing due in July

Route Logistics

- New telematics added to ~280 trucks
- Daily route planning tool live in 4 branches with 18% of routes optimized

Customers

- Launched BGS customer app
- Launched marketing and communications websites in several countries

Infrastructure

- Integrated Mexico's data center into U.S. data center

92

Our Focus 93 Technology for business sake Rush to create technology balance Evolve the business model Reduce cost while driving returns

RON D OMA N ICO Financial Review Value Creation Strategy

Value Creation Strategy — Brink’s Building Blocks GROWTH (APG) • Grow Organically • Pursue Adjacencies • Introduce Differentiated Service (IDS) • Make Acquisitions MARGINS (CTG) • Pricing • Lean Cost Structure • Optimize Procurement • Operating Leverage • Corporate Cost Discipline • Interest, Taxes, EPS RETURNS (ROI) • Capital Structure • Financial Leverage • Capital Expenditures • Accretive Acquisitions • Shareholder Returns CREDIBILITY • Reduce Complexity • Increase Transparency • Set Aggressive Targets • Meet / Exceed Goals 95

Credibility

U.S. Mexico Brazil Latin America France Europe Asia SEGMENT MAPPING (2016 NON-GAAP REVENUE) Credibility — Reduce Complexity REPORTING SEGMENT CONSOLIDATION • Manage the business in a more simplified organization and responsibility structure • Allocate resources, assess performance and make decisions • Similar markets • Leverage common strengths and challenges OTHER • Concise press releases • Clearly communicated targets • Focus on 2 to 4 priorities 97 South America $719 North America $1,210 Rest of World $979 ($ in millions) Canada

Credibility — Increase Transparency 98 REPORTING GAAP and Non-GAAP with insight into results • Actual and currency adjusted • Focus on performance drivers, unusual items • Clear reconciliations Balance Sheet and Cash Flow Statement in earnings materials Corporate • Clarity around corporate expenses • Cost reduction initiatives, including restructuring ACCESS More access to senior management • Participation in non-deal road shows • Phone access • Site visits

2016 Actual Currency Adjusted 2017 Outlook 2019 Target2016 Actual Currency Adjusted NON-GAAP OPERATING PROFIT1 NON-GAAP EPS1NON-GAAP ADJUSTED EBITDA1 2016 Actual Currency Adjusted Credibility — Set Aggressive Targets ($ in millions, except EPS and %) 2017 Outlook 2019 Target $192 $230 – $240 ~$325 $2.05 $2.45 – $2.55 99 ~$3.50 2017 Outlook 2019 Target $316 $370 – $380 ~$475 Margin 6.8% 7.7% – 8.0% ~10.0% 20% – 25% Growth ~19% CAGR 11.2% 12.0% – 13.0% ~15.0% 17% – 20% Growth ~15% CAGR 20% – 24% Growth ~20% CAGR 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the company’s Fourth-Quarter 2016 Earnings Release

Credibility — Meet / Exceed Goals ($ in millions, except EPS and %) Consistently Over Time 100 2016 NON-GAAP GUIDANCE ON JULY 28, 2016 GUIDANCE ON OCTOBER 26, 2016 ACTUAL RESULTS Organic Revenue Growth 5% 5% 6% Operating Profit $185 – $200 $185 – $200 $207 Operating Profit Margin 6.4% – 6.9% 6.4% – 6.9% 7.1% Adjusted EBITDA $305 – $330 $305 – $330 $333 Earnings Per Share $1.95 – $2.10 $1.95 – $2.10 $2.24

Growth (APG)

2016 Actual Currency Adjusted 2017 Outlook 2019 Target Revenue — Accelerate Profitable Growth 102 ($ in millions) $2,828 $3,000 $3,275 NON-GAAP REVENUE: 2016 – 20191 REVENUE DRIVERS Grow Organically • Grow organically faster than our competitors…hunter sales force • Grow higher-value services at higher pricing Pursue Adjacencies • Invest to leverage our brand • License our brand (e.g. Home Security) Introduce Differentiated Services (IDS) • Implement technology to drive our customers' success • Serve the unbanked market Acquisitions • Make accretive acquisitions Growth Rate % 6% ~5% CAGR 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the company’s Fourth-Quarter 2016 Earnings Release

Growth — M&A Strategy 103 WE ARE BUYERS WHAT WE LOOK FOR • Acquisitions complement organic growth strategy • Leadership team has a track record of accretive acquisitions • Disciplined approach, rigorous analysis • Post completion audits • 20+ active projects in the pipeline CORE BUSINESS Priority 1: Core business in existing geographies Priority 2: Core business in adjacent geographies Rationale: • Route density • Improved geographic coverage • Access to new customers • Other synergies ADJACENT BUSINESSES Priority 3: Adjacent businesses in existing or new geographies Rationale: • Grow in market • Enhance financial performance • Leverage existing infrastructure • Leverage brand No M&A Is Built into Current Projections

Margins (CTG)

Margins — Operating Profit and EBITDA 105 ($ in millions) NON-GAAP OPERATING PROFIT AND ADJUSTED EBITDA: 2016 – 20191 MARGIN EXPANSION DRIVERS • Realize pricing • Drive Lean processes • Use procurement to drive down cost • Operating leverage • Corporate expense discipline • IT: • drive growth and value (IDS) • reduce costs OP / Revenue 7.1% 6.8% 7.7% – 8.0% ~10.0% Adj EBITDA / Revenue 11.4% 11.2% 12.0% – 13.0% ~15.0% 2016 Actual 2016 Actual Currency Adjusted 2017 Outlook 2019 Target $126 $207 $124 $192 $230- $240 $140– $150 $333 $370 – $380 ~$475 ~$150 ~$325 D&A / Other Op Profit Adjusted EBITDA $316 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the company’s Fourth-Quarter 2016 Earnings Release

Margins — Pricing 106 OUR PHILOSOPHY OUR SITUATION Inflation-driven Price Increases • Successful in South America and Mexico • More challenging in developed markets (e.g. United States and Europe) Focus on Higher-Value Services • CompuSafe® service • Recyclers • Cash supply chain management • Deliver solutions, not just services and data • Continuous improvement of customer service and satisfaction Contract Optimization • Service level agreements (SLAs) are fair and measurable • Compensation for all services performed • Fuel surcharges (U.S.)

Margins — Drive Lean Processes 107 PROCESS STANDARDIZATION • Branch operations • Money processing rooms LABOR • Crew sizes reduced • Labor managed daily • SG&A leveraged FLEET • Fleet design efficiency • Vehicle purchase costs lowered • Maintenance costs reduced • Vehicle availability increased FOOTPRINT • Facilities standardized • Route density increased • Networks optimized

Margins — Use Procurement to Drive Down Costs 108 STRUCTURE FOCUS AREAS / SUCCESSES Global Leadership ARMORED VEHICLES • Lower purchase price • Reduced operating costs • Improved warranty coverage INFORMATION TECHNOLOGY • Hardware, including Data Centers • Software, global licensing • Consultants OPERATING COSTS • Fleet maintenance • Machinery and equipment • Supplies • Travel Local Execution Leveraging Global Scale to Reduce Cost

2016 2019 ~19% Op Profit CAGR ~5% Revenue CAGR 3X+ Leverage 109 Margins — Operating Leverage OPERATING LEVERAGE DRIVING OPERATING LEVERAGE • Increase margins by running more volume through existing infrastructure • Optimize existing route structure to increase density • Hub and spoke operations for Money Processing • Utilize larger branches with satellite garage network for CIT • Grow SG&A slower than revenue Incremental Sales Deliver a Greater % of Incremental Profit Projection

2015 Actual 2016 Actual 2017 Outlook Margins — Corporate Expense Discipline 110 ($ in millions) 1. 2016 corporate expenses were adjusted to exclude unusual items impacting year-over-year comparisons CORPORATE EXPENSE 2015 – 2017 EXAMPLES • Relocated some functions to lower cost geographies • Combined Human Resources and Legal leadership functions • Changed audit firms and lowered compliance costs • Rationalized corporate operations…ongoing • Reduced corporate headquarters office space $85 $791 $73

Margins — Interest Expense 111 ($ in millions) INTEREST EXPENSE 2016 – 2019 • ~70% floating, ~30% fixed rate debt at December 31, 2016 • Weighted average cost of debt: 4.3% (2.7% after tax) at December 31, 2016 2019 TARGET ASSUMES: • 2017 Capex level • Dec. 31, 2016 interest rates • Net Debt reduced by Cash Flow from Operating Activities 2016 Actual 2017 Outlook Capital Leases Debt $20 $21 – $23 2019 Target $19 – $21 $2 $18 $3 – $4 $18 – $19 $5 – $6 $14 – $15 Weighted Average Interest Rate 4.3% 4.5% – 5.0% 5.0% – 6.0%

Margins — Income Taxes 112 DEFERRED TAX ASSET2017 NON-GAAP TAX RATE Non U.S. $57 Other $49 Liabilities & Stock Comp $80 U.S. Post- retirement Benefit Plans $142 $3281 U.S. DTA $271 Weighted Average Tax Rate Certain Mexico Deductions Valuation Allowances Other / Imputed Income Effective Tax Rate Outlook 32% +2% +1% +2% 37% ($ in millions) Cash tax rate in line with effective tax rate Outside of significant changes in tax law, we do not expect significant changes in our Non-GAAP effective tax rate through 2019 Anticipated U.S. legislative proposals to reduce U.S. corporate income tax rate could result in reduction of U.S. DTA No cash tax payments expected for several years in U.S. due to existing tax credits 1. Deferred Tax Liability is $8 million

Margins — EPS 113 NON-GAAP EPS: 2016 – 20191 THE SUM OF ALL INITIATIVES • Grow organically • Pursue adjacencies • Introduce differentiated services • Realize Pricing • Drive Lean processes • Use Procurement to drive down cost • Create operating leverage • Corporate expense discipline 2016 Actual Currency Adjusted 2017 Outlook 2019 Target $2.05 $2.45 – $2.55 ~$3.50 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the company’s Fourth-Quarter 2016 Earnings Release

Returns (ROI)

$163 $56 $93 $86 $60 $67 $111 $212 Dec 2015 Dec 2016 Returns — Capital Structure: Debt 115 DEBT BALANCE RATINGS • BBB-…S&P and Fitch (investment grade) • Ba1…Moody’s (high yield) DEBT DENOMINATED IN: • ~ 80% US Dollars • ~ 9% Euros • ~ 7% Mexican Pesos WEIGHTED AVERAGE COST OF CAPITAL (WACC) • Cost of Debt 4.3% (2.7% A.T.) • Cost of Equity 11.5% • 85% Equity / 15% Debt • 10.1% WACC (12/31/16) ($ in millions) Private Placement Revolver Capital Leases Other $481 Capacity $421 Debt $415 Capacity $427 Debt Existing Credit Facilities ~$900M

Primary U.S. Pension (b) UMWA (c) Returns — Capital Structure: Legacy Liabilities 116 ($ in millions) PROJECTED CASH CONTRIBUTIONS Due to Uncertain Timing and Amount of Contributions, Legacy Liabilities Are Typically Excluded from “Debt” FUNDING DEFICIT – DEC. 31, 2016 (a) ($108) ($227) Increasing Interest Rates will Reduce/Eliminate Deficit a) Based on assumptions at December 31, 2016 b) Frozen on December 31, 2005 c) Pays retirement plan benefits (primarily medical) for former coal operations employees *2027 2026 2025 2024 2023 2022 2021 2020 2019 2018 2017 Primary U.S. Pension UMWA *No cash payments expected to UMWA until 2027 $13 $21 $17 $5 $11

PRP Sensitivity of 12/31/2016 Funded Status (%) -2.0% 2.3% -1.0% 3.3% 0.0% 4.3% +1.0% 5.3% +2.0% 6.3% +20% 84 90 96 101 107 +10% 81 87 92 97 102 0% 78 83 87 92 96 -10% 74 78 82 86 90 -20% 70 73 77 81 84 Change in Interest Rates “R et ur n En ha nc em en t” A nn ua l R et ur n Analysis based on roll forward 1/1/2016 PBO benefit stream provided by Mercer. Custom liability driven investment strategy duration of 12.0 years. Source: SEI 117 As Funding Levels Rise, the Probability of a Sale of the Plan Liabilities Increases

Returns — Financial Leverage 118 ($ in millions) As Projected Cash Contributions Are So Far in the Future, Legacy Liabilities Are Excluded from Debt When Calculating the Leverage Ratio 2016 – 2017 DEBT CAPACITY • Current Available Committed Debt Capacity at December 31, 2016 of $481 million INTERNAL “FIREPOWER” ANALYSIS • Additional Debt Capacity and maintain current rating ~$500 million • Additional Debt Capacity with a one-notch rating reduction ~$1 billion • EBITDA from acquisitions could expand firepower • No share repurchases are contemplated over the planning horizon 2016 Actual 2017 Outlook Cash Net Debt2 $421 $370 – $390 $174 $196 – $216 $174 $247 Debt Adjusted EBITDA $333 $370 – $380 Financial Leverage Ratio1 0.7X 0.5X – 0.6X 1. Net Debt / Adjusted EBITDA 2. See net debt reconciliation in Appendix

Returns — CapEx: CompuSafe® Financing 119 Smart Safe Acquisitions for use with our CompuSafe® Service Our Philosophy • Smart Safes are not traditional Capital Expenditures • Cost of Services Sold (COSS) Economics • Customer contract service periods closely match purchased safe useful lives or operating lease terms • Monthly recurring revenue covers cost of service and financing • Higher rate of return reflects value provided to customers Current Financing Combination of purchases and leases • United States – operating leases • France – sold to customer with payment over contract term • Brazil, Mexico and other countries – primarily purchases Future Financing Continue to use a combination of purchases and leases ensuring the best economics and returns • Pursuing capital lease treatment in 2017 for most U.S. smart safes with improved economics Reporting CompuSafe® financing overlay to CapEx

Returns — Capital Expenditures

BRINKS

($ in millions)

CAPITAL EXPENDITURES 2016 – 2017



$137
CompuSafe®
Facility
Equipment / Other
IT
Armoured Vehicle
$124 Total Before CompuSafe®
TBD
CompuSafe®
$180 Total Before CompuSafe®
2016 Actual
2017 Outlook

	2016 Actual	2017 Outlook
D&A	$127	~$145
Reinvestment Ratio[1]	1.1	

INVESTMENT RATIONALE

- Armored vehicle fleet update with 20%+ returns
- CompuSafe® growth across multiple countries
- Facilities investment to support hub and spoke
- Equipment includes Money Processing
- IT investment to reduce cost and differentiate services

RETURNS

- Earn superior returns on investments
- Incremental Cost of Capital ~3%....minimum ROI 15%

1. See reconciliation in Appendix

120

Net Debt at 12/31/16 Net Debt at 3.0X Leverage Ratio Returns — Acquisition Capacity and Impact 121 ($ in millions) LEVERAGE We Have Available Capacity to Grow Leverage Ratio 0.7X 3.0X REVENUE TARGETS $3,275 2019 Revenue Target 2019 Revenue Potential w/ Acquisitions Acquisitions Existing Net Debt2 1. Represents additional borrowings that would result in leverage ratio of 3.0 2. See net debt reconciliation in Appendix $247 ~$1,000 New Debt1

2015 2016 2016 Updated 2019 Peer A Peer B Peer C 9.4X 10.0X 7.5X BRINK’S PEERS — CURRENT Returns — Adjusted EBITDA Multiple 122 ($ in millions) Adjusted EBITDA $291 $333 ~$475 EBITDA % 9.8% 11.4% ~15% 2. Trailing 12 months as of 12/31/16; source: publicly available peer financial information Multiples Op Profit 10.7X 11.2X 13.7X EBITA 10.5X 11.2X 13.7X Net Income 19.9X 20.5X 25.0X 5.7X 7.0X 8.5X 1. Updated to reflect the share price as of 2/23/2017 1 2 2 2

2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target NON-GAAP REVENUE NON-GAAP EPSNON-GAAP OP PROFIT / EBITDA 123 Value Creation Strategy GROWTH MARGINS RETURNS • Grow organically • Pursue adjacencies • Introduce differentiated services • Acquisitions: bolt-ons, adjacencies • Realized pricing • Lean cost structure • Optimize procurement • Operating leverage • Corporate expense discipline • Acquisition synergies • Capital structure • Financial leverage • Capital expenditures • Accretive acquisitions • Shareholder returns $2,828 $3,275 $2.05 Op Profit D&A / Other EBITDA ~5% CAGR ~20% CAGR $3.50 ~15% CAGR Acq Acq $316 $124 $192 ~$325 ~$150 $475 Acq ($ in millions, except % and EPS) 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the company’s Fourth-Quarter 2016 Earnings Release 1 1 1

D OU G P ERTZ Conclusion Q&A Why Brink’s?

Operating Profit 2016 – 2019 125 Target: 10% Operating Margin in 2019 Led by U.S. and Mexico OP Margin 7.1% 3.7% 1.3% 0.4% (2.5%) 10% ($ in millions) $207 $325$125 $58 $27 ($92) 2016 Actual Rest of World Contingency 2019 TargetNorth America South America

2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target REVENUE OPERATING PROFIT ADJUSTED EBITDA ($ in millions) ($ in millions) ($ in millions) ~10% Margin 2019 Targets Drive Superior Shareholder Returns 126 ~5% CAGR $2,828 $3,275 $325 $192 6.8% Margin ~$475 $316 11.2% Margin ~15% Margin 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the Company’s Fourth Quarter 2016 Earnings Release ~19% CAGR ~69% Growth ~15% CAGR ~50% Growth 1 1 1

Value Creation Opportunity Market Value February 23, 2017 Market Value 2019 Potential $2,570 $4,275 2019 EBITDA target $ 475 Average multiple of peer group 9.0 Potential 2019 market value 1 4,275 Market value on February 23, 2017 2,570 Potential growth at December 31, 2019 $ 1,705 Potential percentage growth 66% +66% Market Value Upsides • Acquisitions • Leveraging the Brink’s brand 1. Assumes minimal net debt at December 31, 2019 ($ in millions) 127

+ + Why Brink’s? Brink’s has the right leadership, the right strategy and the financial strength to drive superior shareholder returns. Market Strength • Premier global brand with unmatched footprint and customers in 100+ countries • Strong market position People • New leadership with proven track record • Customer-driven employees • Continuous improvement culture Strategy and Resources • Solid strategy • Industry’s strongest balance sheet

Appendix

Non-GAAP Reconciliation — Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Net Debt (Unaudited) (In millions) a) Amount excludes $22.3 million at December 31, 2016 for short term borrowings related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2016. Net Debt excluding cash and debt in Venezuelan operations was $255 million at December 31, 2016 December 31, (In millions) 2016 Debt: Short-term borrowings(a) $ 140.5 Long-term debt 280.4 Total Debt 420.9 Less: Cash and cash equivalents 183.5 Amounts held by Cash Management Services operations(b) (9.8) Cash and cash equivalents available for general corporate purposes 173.7 Net Debt $ 247.2 130

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Fixed Assets Acquired Full Year 2016 Capital expenditures — GAAP 112.2 Assets acquired under capital lease — GAAP 29.4 Fixed assets acquired — GAAP 141.6 Venezuela fixed assets acquired (5.0) Fixed assets acquired — Non-GAAP 136.6 Depreciation Depreciation — GAAP 128.0 Venezuela depreciation (0.7) 2016 Restructuring (0.8) Depreciation — Non-GAAP 126.5 Reinvestment Ratio 1.1 131

Executive Bios — Doug Pertz and Amit Zukerman 132 Doug Pertz President and Chief Executive Officer Douglas (Doug) A. Pertz is the President and Chief Executive Officer and a director of The Brink’s Company and has served in these roles since June 2016. He has led several global companies as CEO over the past 20 years and throughout his career has guided multinational organizations through both operational turnaround and growth acceleration. Most recently, he was President and Chief Executive Officer of Recall Holdings Limited (a global provider of digital and physical information management and security services), having led the company from its initial public offering in 2013 through the successful negotiation of its sale to Iron Mountain in 2016. Prior to joining Recall, Mr. Pertz served from 2011 to 2013 as a partner with Bolder Capital, LLC (a private equity firm specializing in acquisitions and investments in middle market companies). He also served as CEO at IMC Global (the predecessor company to The Mosaic Company), Culligan Water Technologies and Clipper Windpower, and as Group Executive and Corporate Vice President at Danaher Corporation. In these roles, Mr. Pertz honed his operational expertise in branch and route-based logistics, business-to-business services and growth through acquisition. He holds a degree in mechanical engineering from Purdue University, Indiana. Amit Zukerman Executive Vice President Since starting his career at Brink’s Hong Kong in 1996, Amit has successfully moved through various operational and managerial positions rising to become Executive Vice President of Brink’s Global Operations and Brink’s Global Services (BGS). Amit is responsible for the Global Services line of business worldwide, and for domestic operations in 38 countries. Amit has a strong background in identifying and developing new business opportunities, partnerships, and strategic initiatives. He has extensive experience in managing and enhancing operations spanning many cultures, and a deep understanding of the key drivers of our diverse customer base. Amit earned his Bachelor of Arts degree in Business Administration from the College of Business Administration in Tel Aviv, Israel.

Executive Bios — Mike Beech and Rohan Pal 133 Mike Beech Executive Vice President Mike Beech is Executive Vice President of Brink’s and President Brazil, Mexico and Security. Previously Mike was President of the company’s Europe, Middle East and Africa (EMEA) region. Mike joined Brink’s in 2009 as Vice President, Global Security. In 2011, he became President of Brink’s Asia-Pacific region. Prior to joining Brink’s, Mike served 25 years in the U.S. Army, retiring as a Colonel. Mike has a bachelor's degree from Norwich University in Vermont. He received a Master of Strategic Studies at the U.S. Army War College and a Master of Military Arts and Science at the School of Advanced Military Studies. Rohan Pal Senior Vice President, Chief Information Officer and Chief Digital Officer Rohan Pal is Senior Vice President, Chief Information Officer and Chief Digital Officer of Brink’s. Prior to joining Brink’s, Rohan was the Global Senior Vice President, Chief Information Officer and Chief Technology Officer at Recall Holdings Limited from June 2013 to May 2016. From 2009 to 2013, he held Chief Information Officer and Chief Operating Officer roles within the Fire Products segment of Tyco International, and from 2008 to 2009 served as Vice President – Global Information Technology/Operations Excellence & Integration for Tyco Fire Protection. Rohan joined Tyco in 2008 from HD Supply, Inc., where he served as Vice President – Financial Systems, Operations and Multisourcing. Before that, he served in U.S. and international management roles at Home Depot from 2004 to 2007. He holds an M.S. in Supply Chain Strategy from the Georgia Institute of Technology, an M.B.A. from The Tuck School of Business at Dartmouth, an M.S. in Computer Engineering from St. Mary’s University and a B.S. in Computer Science from Trinity University.

Executive Bios — Ron Domanico 134 Ron Domanico Chief Financial Officer, and Treasurer Ronald (Ron) J. Domanico is Executive Vice President and Chief Financial Officer of Brink’s. Ron also is responsible for the global procurement functions. Prior to joining Brink’s, Ron was the SVP Strategic Initiatives & Capital Markets at Recall Holdings Limited from April 2014 to May 2016. From 2010 to 2014, Ron served as Senior Vice President and Chief Financial Officer of HD Supply, Inc. He joined HD Supply in 2010 from Caraustar Industries, Inc., where he served as its Chief Financial Officer from 2002 to 2009 and Senior Vice President from 2005 to 2009. Before that, Ron held various international financial leadership positions at AHL Services, Inc., Nabisco, Inc. and Kraft Inc. Ron serves on the Board of Directors for First Advantage, NanoLumens, Ltd, and multiple non-profit organizations. He holds and M.B.A. and a Bachelor of Science from the University of Illinois in Urbana- Champaign.